UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2011

CytoDyn Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-49908	75-3056237
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1511 Third Street, Santa Fe, New Mexico 87505

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (505) 988-5520

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 24, 2011, CytoDyn Inc. (the “Company”) issued a press release announcing that the Company and The General Hospital Corporation, d/b/a Massachusetts General Hospital (“MGH”) entered into an amendment (the “Amendment”) to their September 28, 2009 Clinical Trial Agreement to extend the original study entitled, “An observational study to determine the in-vitro immunologic and virology activity of Cytolin.” The Amendment will enable MGH Principal Investigator Eric Rosenberg, M.D. to further explore his initial findings regarding the potential mechanism of action of Cytolin to treat HIV-positive adults. The Company has agreed to pay MGH the remaining unpaid balance of $291,590.00 of the total research grant of $865,375.00 over the next six months, at which point the Company currently anticipates the extended study will be complete, although there is not a contractual obligation to do so in that timeframe.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which has been attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

The statements in this Form 8-K constitute forward-looking statements and constitute forward-looking information within the meaning of United States securities laws. These statements and this information represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, of which many are beyond the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements or forward-looking information. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan,” and similar expressions and variations thereof, identify certain of such forward-looking statements or forward-looking information, which speak only as of the date on which they are made. In particular, statements relating to the completion of the extended study are forward-looking statements and forward-looking information. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements or on this forward-looking information.

Item 7.01.	Regulation FD Disclosure

On May 24, 2011, the Company issued a press release announcing that it has entered into the Amendment. The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Amendment Number 5 to Clinical Trial Agreement, dated May 20, 2011, between CytoDyn Inc. and The General Hospital Corporation, d/b/a Massachusetts General Hospital

99.1	Press Release dated May 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

May 24, 2011	By:	/s/ Kenneth J. Van Ness
Kenneth J. Van Ness President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 5 to Clinical Trial Agreement, dated May 20, 2011, between CytoDyn Inc. and The General Hospital Corporation, d/b/a Massachusetts General Hospital

99.1	Press Release dated May 24, 2011